Exhibit 99.1

Jamf Announces Launch of Secondary Offering of Common Stock by Selling Stockholders and Related Common Stock Repurchase

MINNEAPOLIS – May 13, 2024 – Jamf (Nasdaq: JAMF), the standard in managing and securing Apple at work, today announced the commencement of an underwritten public offering (the “Offering”) of its common stock by investment funds affiliated with Vista Equity Partners (the “Selling Stockholders”). The Selling Stockholders are offering 8,956,522 shares of Jamf’s common stock pursuant to a registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2022. The Selling Stockholders intend to grant the underwriters a 30-day option to purchase up to an additional 1,043,478 shares of Jamf’s common stock from the Selling Stockholders.

Jamf is not selling any shares of common stock in this offering and will not receive any proceeds from the sale of shares by the Selling Stockholders, but will bear the costs associated with the sale of such shares, other than any underwriting discounts and commissions.

In addition, Jamf has authorized the purchase from the underwriters of 2,000,000 shares of Jamf’s common stock that are the subject of the proposed Offering at the same per share price to be paid by the underwriters to the Selling Stockholders in the Offering (the “Stock Repurchase”). Jamf intends to fund the concurrent Stock Repurchase with existing cash on hand. The Stock Repurchase is conditioned upon the completion of the Offering and therefore there can be no assurance that the Stock Repurchase will be completed. The Offering is not conditioned upon the completion of the Stock Repurchase.

Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as joint underwriters of the offering.

The Registration Statement on Form S-3 relating to these securities has been filed with the SEC and became effective upon such filing. The offering will be made only by means of a prospectus and an accompanying prospectus supplement. Before investing, prospective investors should read the prospectus, any accompanying prospectus supplement and the documents incorporated by reference therein for more complete information. A copy of the prospectus and any prospectus supplement relating to this offering may be obtained, when available, by visiting the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus and prospectus supplement relating to the offering may be obtained if you request it by contacting: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316, or email: prospectus-ny@ny.email.gs.com; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding the Offering and the Stock Repurchase.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.

About Jamf

Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment that is enterprise secure, consumer simple and protects personal privacy.

Media Contact:

Rachel Nauen

media@jamf.com

Investor Contact:

Jennifer Gaumond
ir@jamf.com